UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2006

UNITED ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-30841	22-3342379

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Meadowlands Parkway #20, Secaucus, New Jersey	07094

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 327-3456

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01.	OTHER EVENTS.

On March 30, 2006, we issued a press release announcing that we entered into a non-exclusive Distribution Agreement with Champion Technologies Inc. for the sale and distribution of our K-Line of patented specialty chemical solutions for the oil and gas industry. The Agreement does not provide for any specific minimum amounts to be purchased. The full text of the press release issued by us is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

99.1	Press Release dated March 30, 2006

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED ENERGY CORP.

Date: March 30, 2006	By:	/s/ Brian King

Name: Brian King
Title: Chief Executive Officer